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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2000


                              DELTA AIR LINES, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       1-5424                  58-0218548
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


        Hartsfield Atlanta International Airport, Atlanta, Georgia 30320
        ----------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (404) 715-2600
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

    99.1 Press release issued by Delta Air Lines, Inc. on July 5, 2000, concerning the change of fiscal year end described in Item 8 and other finance-related information.


ITEM 8.  CHANGE IN FISCAL YEAR

         On June 29, 2000, the Board of Directors of Delta Air Lines, Inc. ("Delta") approved a change of Delta's fiscal year end from June 30 to December 31, effective December 31, 2000. A transition report on Form 10-K covering the transition period from July 1, 2000 through December 31, 2000, will be filed with the Securities and Exchange Commission by March 31, 2001; this filing will include financial statements restated to provide audited financial information for the twelve months ended December 31, 2000, 1999 and 1998.
























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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DELTA AIR LINES, INC.


                                         BY: /s/ Edward H. Bastian
                                             -----------------------------------
                                             Edward H. Bastian
                                             Senior Vice President - Finance and
                                             Controller


Date: July 13, 2000



















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EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1 Press release issued by Delta Air Lines, Inc. on July 5, 2000, concerning the change of fiscal year end described in Item 8 and other finance-related information.
























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